 Investor PresentationJUNE 2019

 Forward Looking Statements and Non-GAAP Measures  This presentation contains forward-looking statements, including, in particular, statements about Interface’s plans, strategies and prospects. These are based on the Company’s current assumptions, expectations and projections about future events.Although Interface believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that these expectations will prove to be correct or that savings or other benefits anticipated in the forward-looking statements will be achieved. Important factors, some of which may be beyond the Company’s control, that could cause actual results to differ materially from management’s expectations include the matters discussed under the heading “Risk Factors” included in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2019 and its most recent Annual Report on Form 10-K, which discussions are hereby incorporated by reference. Forward-looking statements in this presentation include, without limitation, the information set forth on the slide titled “Growth and Value Creation Strategy”, the section of this presentation titled “Growth and Value Creation” and the slide titled “Investment Thesis”. Other forward-looking statements can be identified by words such as “may,” “expect,” “forecast,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “project,” “estimate,” “target,” and similar expressions. Forward-looking statements speak only as of the date made. The Company assumes no responsibility to update or revise forward-looking statements and cautions listeners and meeting attendees not to place undue reliance on any such statements.This presentation includes certain financial measures not calculated in accordance with U.S. GAAP. They may be different from similarly titled non-GAAP measures used by other companies, and should not be used as a substitute for, or considered superior to, GAAP measures. Reconciliations to the most directly comparable GAAP measures appear in the Appendix.

Interface at a Glance

Interface®

Interface is a global leader of commercial flooring solutions including carpet tile, luxury vinyl tile (LVT) and rubber flooring.

Headquartered in **Atlanta, GA**

7 manufacturing locations on **4** continents

4,100 global employees

Sales in over **110** countries

New Product Vitality Index** of **38%**

All products are **Carbon Neutral**

($ in millions, except EPS)	2017	2018
Net Sales	$996	$1,180
Adj Operating Income*	$119	$134
Adj EPS (Diluted)*	$1.18	$1.49
Net Debt*		$538
Proforma Adj EBITDA*		$210
Proforma Adj EBITDA % of Net Sales*		16%
Net Debt / Proforma Adj EBITDA*		2.6x
ROIC*		15%

** See Appendix for a reconciliation of Non-GAAP figures*


APAC
15%
Americas
55%
EMEA
30%


Corporate Office
47%
Non-Office
53%

*** New Product Vitality represents products launched in the past three years and custom products*
Note: Geographic breakdown and segment figures represent proforma FYE 2018 sales for Interface and nora combined page 3

Investment Thesis

VALUE DRIVERS

- **Strong brands** that are participating in growth areas of the industry
- **Positioned for growth** in a $34 billion global category:
  - Leading share in carpet tile with ~22% of the segment
  - Leading share in rubber with ~30% of the segment
  - Growing share in LVT with ~2% of the segment
- Attractive and **expanding margin** structure
- **Global footprint** with manufacturing on four continents
- Strong track record of **value creation**
- **16% Adjusted EBITDA CAGR**

ADJUSTED EBITDA*
($ in millions)


16% CAGR
$116
$157
$142
$152
$186
$210
2014
2015
2016
2017
2018
Proforma 2018*

** See Appendix for a reconciliation of Non-GAAP figures*

MID-TERM OBJECTIVES
(4-6 years)

42% Gross Profit Margin

15% Operating Income Margin

19% EBITDA Margin

page 4

 Investment Highlights: Who We Are  leadingglobal provider of commercial flooring solutions  most valuable brand in the flooring category  strongest global sales & marketing capabilities  global manufacturing footprint and industry-leading gross margins  engaged, customer-centric culture, focused on performance and galvanized around our sustainability mission

Interface®

Growth and Value Creation Strategy

Interface's vision is to become the world's most valuable interior products & services company

- **Grow the Core Carpet Tile Business**
- **Build a Resilient Flooring Business**
- **Execute Supply Chain Productivity**
- **Optimize SG&A Resources**

Lead a World-Changing Sustainability Movement Centered Around Mission Zero and Climate Take Back.

mission Ø® | CLIMATE TAKE BACK™

page 6

     Interface Positioning  InterfacePositioning

Leading Global Provider of Flooring Solutions

Interface®

- Interface participates in the $34 Billion Global Commercial Flooring segment
- We are the global share leader in the $4.6 Billion Carpet Tile segment which continues to take share from broadloom
- We entered the high growth $3.0 Billion LVT segment in 2017
- We entered the $0.9 Billion Rubber flooring segment with our acquisition of nora, the category leader
- Our served market has expanded from ~$4.2 Billion a couple of years ago to an estimated $8.5 Billion today

GLOBAL COMMERCIAL FLOORING SEGMENT (in Billions)



Hard Surface
Ceramic Tile $10.1
Wood $4.7
LVT $3.0
Other Resilient $2.9
Laminate $2.7
$0.9 Rubber
Other
Soft Surface
Broadloom $5.4
Carpet Tile $4.6

Source: Management estimates

page 8

 GLOBAL COMMERCIAL FLOORING: SEGMENT SIZE vs FORECASTED GROWTH and GROSS MARGIN  Participating in Attractive Commercial Flooring Segments  Interface serves growing segments of hard and soft surface with the highest margins  Source: Management estimates

 GLOBAL CARPET TILE SEGMENT BY CHANNEL  Premium Player in the Specified Channel  Interface competes on design, sustainability and innovation, commanding a premium price point and industry leading marginsInterface is the share leader in the specified and end user channels of commercial carpet tile which are highly influenced by Architects & Designers  INTERFACE GLOBAL SHARE OF CARPET TILE PRICE CATEGORIES  Source: Management estimates  Other

Attractive Product Portfolio

Carpet Tile

- Biomimicry-inspired random design (i2)
- High recycled content
- No glue installation (TacTiles®)
- Faster, more profitable installation for contractors
- Easily recycled (ReEntry® program)
- Carbon neutral (Carbon Neutral Floors™)

Luxury Vinyl Tile (LVT)

- Creative design freedom
- Complements and enhances our carpet tile portfolio
  - No transition strips needed
  - Same sizes as our carpet tiles
- High acoustic value (Sound Choice™ backing)
- Carbon neutral (Carbon Neutral Floors™)

Rubber

- norament® - sheet rubber
- noraplan® - modular rubber tiles
- Ideal for hygienic, safe flooring applications
- Extremely durable with strong chemical resistance
- Carbon neutral (Carbon Neutral Floors™)







page 11

 Benefits of ModularCreative design freedomNo glue, no padLower cost to changeProduces less wasteFaster, more profitable installation for contractorsEasier to reconfigure and maintainSelective replacement  Modular Product Offering

Global Sales and Manufacturing Platform

- Sales in over 110 countries
- 1,100 sales & marketing professionals
- Global account management

- Seven manufacturing locations on four continents
- Global supply chain management
- Unique blend of efficiency and customization



AMERICAS
55%
of Net Sales
EMEA
30%
of Net Sales
ASIA-PACIFC
15%
of Net Sales
Carpet Tile Manufacturing Facility
Rubber Manufacturing/Distribution Facility
Showroom Location

Note: Figures represent proforma FYE 2018 for Interface and nora combined page 13

Diversified Customer Verticals


BILLINGS BY SEGMENT
47%
53%
Office
Non-Office

Note: Figures represent proforma FYE 2018 sales for Interface and nora combined

CORPORATE OFFICE
- Highest penetration of carpet tile vs broadloom
- Global Account management
- Emerging market penetration



EDUCATION
- K-12 and higher education
- Second highest penetration of carpet tile vs broadloom
- Second largest market for rubber



HOSPITALITY
- Guest rooms, corridors and public spaces
- Named the brand standard or alternate at Hilton, Marriott, IHG and Choice Hotels properties



HEALTHCARE
- Hospitals, MOB, Assisted Living and Senior Living
- Largest rubber market based on hygienic properties, chemical resistance and durability



RETAIL
- Retail and bank branches
- Significant opportunity for broadloom conversion
- High penetration of LVT



page 14

     Growth andValue Creation

Growth and Value Creation Strategy

Interface®

Interface's vision is to become the world's most valuable interior products & services company

Grow the Core Carpet Tile Business	Build a Resilient Flooring Business	Execute Supply Chain Productivity	Optimize SG&A Resources

Lead a World-Changing Sustainability Movement Centered Around Mission Zero and Climate Take Back.

mission Ø® | CLIMATE TAKE BACK™

page 16

Grow the Core Carpet Tile Business

- Enhance salesforce productivity – Execute on selling system transformation including reorganization, training and technology tools
- Elevate and grow segments – Drive growth in priority segments including Corporate Office, Hospitality, Living and Education
- Optimize product portfolio – Expand our portfolio to increase the addressable market
- Lead the market in design and innovation – Continue to introduce innovative new products that energize and inspire
- Continue to develop brand love, commanding the strongest Net Promoter Score among A&D and End Users page 17

Build a Resilient Flooring Business    Continue penetrating the high growth LVT segment, building on successful global LVT launchIntegrate nora® rubber flooring into our product portfolioLeverage innovation pipelineExpand global participationStrategically expand product portfolio

 Resilient Flooring: nora Acquisition  nora is a leading global manufacturer of commercial rubber floorcovering systems for healthcare, education, life sciences, public buildings and other end markets

 Interface and nora Together  Americas  EMEA  APAC  Americas  EMEA  APAC            +  Office   15%  25%  Americas  EMEA  APAC  Americas  EMEA  APAC    Non-office  Office   Non-office  Note: Figures represent proforma FYE 2018 sales for Interface and nora combined   Geographic Reach  Segmentation  excluding nora

 Execute Supply Chain Productivity    Execute Troup County Optimization plan which we expect to yield annualized savings of $30MImplement a dynamic yarn strategyContinue to deliver on productivity pipeline initiatives

 Purpose-DrivenCultureGalvanizedAround aCommonSustainability Mission   GLOBESCAN SUSTAINABILITY SURVEY – 20+ YEAR HISTORY  Unilever  Patagonia  Interface  IKEA  Tesla  Natura  M&S  Nestle

 We commit to running our business in a way that creates a climate fit for life – and we call on others to do the same.We expect to demonstrate that industry can operate with carbon negative business models. As a first step, we are the first global flooring manufacturer to offer carbon neutral carpet tile and LVT across our entire product range.  Purpose-Driven Companies Outperform their Peer Sets  ENERGY USE  43%  RENEWABLE ENERGY  88%  GHG EMISSIONS  96%  WASTE TO LANDFILL  91%  WATER INTAKE  88%  RECYCLED & BIOBASED MATERIALS  58%  PRODUCT CARBON FOOTPRINT  66%                Reduction versus 1996 Baseline  CLIMATE TAKE BACK

     7  k  g                                                              2  k  g                                                            Moving Toward a Carbon Negative Business Model  It is possible to make a product with the potential to reverse global warming.     CO2    Proof Positive Carpet Tile Prototype

     FinancialPerformance

 GAAP Financial Results  RECENT QUARTER  RECENT YEAR END

 Adjusted Financial Results*  * See Appendix for a reconciliation on Non-GAAP figures** No adjustments for first quarter 2019  RECENT QUARTER  RECENT YEAR END

 Organic Sales Growth  FYE ORGANIC SALES*($ in millions)    Q1 ORGANIC SALES*($ in millions)  Organic sales were up 2% in Q1 2019nora sales were up 9% in Q1 2019     7% Growth  * See Appendix for a reconciliation on Non-GAAP figures    2% Growth

 Adjusted EBITDA Growth  FYE ADJUSTED EBITDA*($ in millions)  Adjusted EBITDA grew 22% in FYE 2018    22% Growth  * See Appendix for a reconciliation on Non-GAAP figures

 Adjusted Earnings Per Share  ADJUSTED EARNINGS PER SHARE (DILUTED)*  Our value creation strategy is generating double digit Adjusted EPS growth    24% CAGR  * See Appendix for a reconciliation on Non-GAAP figures

 TOTAL DEBT($ in millions)  NET DEBT($ in millions)  NET DEBT / ADJUSTED EBITDA*  Capitalization and Liquidity  * See Appendix for a reconciliation on Non-GAAP figures  ADJUSTED EBITDA*($ in millions)

 Capital Allocation for Value Creation  Reinvest in the Business  Evaluate Leverage  Explore M&A Opportunities  Return Excess Cash to Shareowners  CAPITAL DEPLOYMENT PHILOSOPHY  Invest in strategic initiatives with high returns including organic growth opportunities, innovation, manufacturing productivity and salesforce effectiveness  Utilize excess cash to opportunistically refinance or pay down debtOptimize cost of capital and target Net Debt / Adjusted EBITDA below 3.0x  Opportunistically evaluate accretive M&A transactions  Returned $30M to shareowners in 2018 via dividends and stock repurchases  Investing in the business to fuel our value creation strategy while upholding a disciplined approach to capital allocation  Maintaining strong liquidity with $254 million available under our revolving credit facility as of March 31, 2019

 Investment Highlights: Who We Are  leadingglobal provider of commercial flooring solutions  most valuable brand in the flooring category  strongest global sales & marketing capabilities  global manufacturing footprint and industry-leading gross margins  engaged, customer-centric culture, focused on performance and galvanized around our sustainability mission

     Appendix  Appendix

 Appendix: Reconciliation of Non-GAAP Figures

 Appendix: Reconciliation of Non-GAAP Figures

 Appendix: Reconciliation of Non-GAAP Figures